October 28, 2024                                        Exhibit 99.1

Park National Corporation reports financial results
for third quarter and first nine months of 2024

NEWARK, Ohio ‒ Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the third quarter and first nine months of 2024. Park's board of directors declared a quarterly cash dividend of $1.06 per common share and a special one-time dividend of $0.50 per common share, both payable on December 10, 2024, to common shareholders of record as of November 15, 2024.

“Our bankers remain unwavering in their desire to serve more and find creative ways to meet the needs of our customers,” said Park Chairman and Chief Executive Officer David Trautman. “Our bankers are diligent, compassionate and resilient. We saw it firsthand this month as Park bankers and customers in the Carolinas and Florida weathered hurricanes Helene and Milton and overcame extreme challenges and devastation. I couldn’t be prouder of our team and how they stepped up to take care of each other and their communities.”

Park’s net income for the third quarter of 2024 was $38.2 million, a 3.5 percent increase from $36.9 million for the third quarter of 2023. Third quarter 2024 net income per diluted common share was $2.35, compared to $2.28 for the third quarter of 2023. Park's net income for the first nine months of 2024 was $112.8 million, a 10.3 percent increase from $102.2 million for the first nine months of 2023. Net income per diluted common share for the first nine months of 2024 was $6.95 compared to $6.29 for the first nine months of 2023.

Park’s total loans increased 3.4 percent (4.6 percent annualized) during the first nine months of 2024 and increased 5.2 percent for the 12-month period ended September 30, 2024.

Park's total deposits increased 2.1 percent (2.9 percent annualized) during the first nine months of 2024 and decreased 0.4 percent for the 12-month period ended September 30, 2024. The combination of solid loan growth and steady deposits resulted in a net interest margin of 4.45 percent for the three months ended September 30, 2024, compared to 4.39 percent for the three months ended June 30, 2024, and 4.12 percent for the three months ended September 30, 2023. For the first nine months of 2024 the net interest margin was 4.37 percent compared to 4.09 percent for the first nine months of 2023.

“We have enjoyed consistent loan growth in 2024, coupled with disciplined control of funding costs and exceptional customer service, resulting in near-record earnings,” said Park President Matthew Miller. “Our performance is driven by our bankers’ commitment to produce exceptional results for our customers, communities and shareholders.”

Headquartered in Newark, Ohio, Park National Corporation has $9.9 billion in total assets (as of September 30, 2024). Park's banking operations are conducted through its subsidiary The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below.

Category: Earnings
Media contact: Michelle Hamilton, 740.349.6014, media@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, investor@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties, including those described in Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as updated by our filings with the SEC. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ materially include, without limitation: (1) Park's ability to execute our business plan successfully and within the expected timeframe; (2) adverse changes in future economic and financial market conditions; (3) adverse changes in real estate values and liquidity in our primary market areas; (4) the financial health of our commercial borrowers; (5) adverse changes in federal, state and local governmental law and policy, including the regulatory landscape, capital markets, elevated government debt, potential changes in tax legislation, government shutdown, infrastructure spending and social programs; (6) changes in consumer spending, borrowing and saving habits; (7) our litigation and regulatory compliance exposure; (8) increased credit risk and higher credit losses resulting from loan concentrations; (9) competitive pressures among financial services organizations; (10) changes in accounting policies and practices as may be adopted by regulatory agencies; (11) Park's assumptions and estimates used in applying critical accounting policies and modeling which may prove unreliable, inaccurate or not predictive of actual results; (12) Park's ability to anticipate and respond to technological changes and Park's reliance on, and the potential failure of, a number of third-party vendors to perform as expected; (13) failures in or breaches of Park's operational or security systems or infrastructure, or those of our third-party vendors and other service providers; (14) negative impacts on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the growth rates and financial stability of certain sovereign governments, supranationals and financial institutions in Europe and Asia; (15) effects of a fall in stock market prices on Park's asset and wealth management businesses; (16) continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; (17) the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties; (18) the impact of widespread natural and other disasters, pandemics, dislocations, regional or national protests and civil unrest (including any resulting branch closures or damages), military or terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically; (19) the potential further deterioration of the U.S. economy due to financial, political, or other shocks; (20) the effect of healthcare laws in the U.S. and potential changes for such laws that may increase our healthcare and other costs and negatively impact our operations and financial results; (21) the impact of larger or similar-sized financial institutions encountering problems that may adversely affect the banking industry; and (22) other risk factors relating to the financial services industry.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended September 30, 2024, June 30, 2024 and September 30, 2023

	2024	2024	2023	Percent change vs.
(in thousands, except common share and per common share data and ratios)	3rd QTR	2nd QTR	3rd QTR	2Q '24	3Q '23
INCOME STATEMENT:
Net interest income	$101,114	$97,837	$94,269	3.3%	7.3%
Provision for (recovery of) credit losses	5,315	3,113	(1,580)	70.7%	N.M.
Other income	36,530	28,794	27,713	26.9%	31.8%
Other expense	85,681	75,189	77,808	14.0%	10.1%
Income before income taxes	$46,648	$48,329	$45,754	(3.5)%	2.0%
Income taxes	8,431	8,960	8,837	(5.9)%	(4.6)%
Net income	$38,217	$39,369	$36,917	(2.9)%	3.5%

MARKET DATA:
Earnings per common share - basic (a)	$2.37	$2.44	$2.29	(2.9)%	3.5%
Earnings per common share - diluted (a)	2.35	2.42	2.28	(2.9)%	3.1%
Quarterly cash dividend declared per common share	1.06	1.06	1.05	—%	1.0%
Book value per common share at period end	76.74	73.27	67.41	4.7%	13.8%
Market price per common share at period end	167.98	142.34	94.52	18.0%	77.7%
Market capitalization at period end	2,713,152	2,298,723	1,522,096	18.0%	78.3%

Weighted average common shares - basic (b)	16,151,640	16,149,523	16,133,310	—%	0.1%
Weighted average common shares - diluted (b)	16,264,393	16,239,617	16,217,880	0.2%	0.3%
Common shares outstanding at period end	16,151,640	16,149,523	16,103,425	—%	0.3%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.53%	1.61%	1.47%	(5.0)%	4.1%
Return on average shareholders' equity (a)(b)	12.56%	13.52%	13.28%	(7.1)%	(5.4)%
Yield on loans	6.24%	6.13%	5.65%	1.8%	10.4%
Yield on investment securities	3.74%	3.83%	3.73%	(2.3)%	0.3%
Yield on money market instruments	5.38%	5.33%	5.34%	0.9%	0.7%
Yield on interest earning assets	5.88%	5.78%	5.27%	1.7%	11.6%
Cost of interest bearing deposits	2.06%	1.99%	1.63%	3.5%	26.4%
Cost of borrowings	3.97%	4.08%	3.92%	(2.7)%	1.3%
Cost of paying interest bearing liabilities	2.15%	2.10%	1.76%	2.4%	22.2%
Net interest margin (g)	4.45%	4.39%	4.12%	1.4%	8.0%
Efficiency ratio (g)	61.98%	59.09%	63.25%	4.9%	(2.0)%

OTHER DATA (NON-GAAP) AND BALANCE SHEET INFORMATION:
Tangible book value per common share (d)	$66.62	$63.14	$57.19	5.5%	16.5%
Average interest earning assets	9,100,594	9,016,905	9,178,281	0.9%	(0.8)%
Pre-tax, pre-provision net income (j)	51,963	51,442	44,174	1.0%	17.6%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended September 30, 2024, June 30, 2024 and September 30, 2023

				Percent change vs.
(in thousands, except ratios)	September 30, 2024	June 30, 2024	September 30, 2023	2Q '24	3Q '23
BALANCE SHEET:
Investment securities	$1,233,297	$1,264,858	$1,708,827	(2.5)%	(27.8)%
Loans	7,730,984	7,664,377	7,349,745	0.9%	5.2%
Allowance for credit losses	87,237	86,575	84,602	0.8%	3.1%
Goodwill and other intangible assets	163,320	163,607	164,581	(0.2)%	(0.8)%
Other real estate owned (OREO)	1,119	1,210	1,354	(7.5)%	(17.4)%
Total assets	9,903,049	9,919,783	10,000,914	(0.2)%	(1.0)%
Total deposits	8,214,671	8,312,505	8,244,724	(1.2)%	(0.4)%
Borrowings	306,964	283,874	541,811	8.1%	(43.3)%
Total shareholders' equity	1,239,413	1,183,257	1,085,564	4.7%	14.2%
Tangible equity (d)	1,076,093	1,019,650	920,983	5.5%	16.8%
Total nonperforming loans	71,541	72,745	55,635	(1.7)%	28.6%
Total nonperforming assets	72,660	73,955	56,989	(1.8)%	27.5%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	78.07%	77.26%	73.49%	1.0%	6.2%
Total nonperforming loans as a % of period end loans	0.93%	0.95%	0.76%	(2.1)%	22.4%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	0.94%	0.96%	0.78%	(2.1)%	20.5%
Allowance for credit losses as a % of period end loans	1.13%	1.13%	1.15%	—%	(1.7)%
Net loan charge-offs	$4,653	$1,622	$1,024	186.9%	354.4%
Annualized net loan charge-offs as a % of average loans (b)	0.24%	0.09%	0.06%	166.7%	300.0%

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	12.52%	11.93%	10.85%	4.9%	15.4%
Tangible equity (d) / Tangible assets (f)	11.05%	10.45%	9.36%	5.7%	18.1%
Average shareholders' equity / Average assets (b)	12.20%	11.94%	11.07%	2.2%	10.2%
Average shareholders' equity / Average loans (b)	15.76%	15.44%	15.17%	2.1%	3.9%
Average loans / Average deposits (b)	92.69%	92.53%	86.69%	0.2%	6.9%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Nine months ended September 30, 2024 and September 30, 2023

	2024	2023
(in thousands, except common share and per common share data and ratios)	Nine months ended September 30	Nine months ended September 30	Percent change vs '23
INCOME STATEMENT:
Net interest income	$294,574	$278,039	5.9%
Provision for credit losses	10,608	1,095	N.M.
Other income	91,524	77,115	18.7%
Other expense	238,098	230,196	3.4%
Income before income taxes	$137,392	$123,863	10.9%
Income taxes	24,602	21,629	13.7%
Net income	$112,790	$102,234	10.3%

MARKET DATA:
Earnings per common share - basic (a)	$6.99	$6.32	10.6%
Earnings per common share - diluted (a)	6.95	6.29	10.5%
Quarterly cash dividend declared per common share	3.18	3.15	1.0%

Weighted average common shares - basic (b)	16,139,335	16,180,261	(0.3)%
Weighted average common shares - diluted (b)	16,231,766	16,261,109	(0.2)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.53%	1.37%	11.7%
Return on average shareholders' equity (a)(b)	12.77%	12.48%	2.3%
Yield on loans	6.12%	5.44%	12.5%
Yield on investment securities	3.83%	3.69%	3.8%
Yield on money market instruments	5.41%	4.94%	9.5%
Yield on interest earning assets	5.77%	5.08%	13.6%
Cost of interest bearing deposits	2.00%	1.42%	40.8%
Cost of borrowings	4.11%	3.56%	15.4%
Cost of paying interest bearing liabilities	2.11%	1.55%	36.1%
Net interest margin (g)	4.37%	4.09%	6.8%
Efficiency ratio (g)	61.38%	64.29%	(4.5)%

ASSET QUALITY RATIOS:
Net loan charge-offs	$7,116	$2,255	215.6%
Net loan charge-offs as a % of average loans (b)	0.13%	0.04%	225.0%

CAPITAL & LIQUIDITY
Average shareholders' equity / Average Assets (b)	11.96%	10.97%	9.0%
Average shareholders' equity / Average loans (b)	15.56%	15.28%	1.8%
Average loans / Average deposits (b)	92.11%	85.37%	7.9%

OTHER DATA (NON-GAAP) AND BALANCE SHEET INFORMATION:
Average interest earning assets	9,055,400	9,189,014	(1.5)%
Pre-tax, pre-provision net income (j)	148,000	124,958	18.4%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Nine Month Ended
	September 30		September 30
(in thousands, except share and per share data)	2024	2023	2024	2023

Interest income:
Interest and fees on loans	$120,203	$103,258	$346,732	$291,300
Interest on debt securities:
Taxable	10,228	13,321	33,077	39,731
Tax-exempt	1,381	2,900	4,173	8,718
Other interest income	1,996	1,410	5,370	6,715
Total interest income	133,808	120,889	389,352	346,464

Interest expense:
Interest on deposits:
Demand and savings deposits	22,762	20,029	62,987	52,309
Time deposits	7,073	3,097	21,936	6,410
Interest on borrowings	2,859	3,494	9,855	9,706
Total interest expense	32,694	26,620	94,778	68,425

Net interest income	101,114	94,269	294,574	278,039

Provision for (recovery of) credit losses	5,315	(1,580)	10,608	1,095

Net interest income after provision for (recovery of) credit losses	95,799	95,849	283,966	276,944

Other income	36,530	27,713	91,524	77,115

Other expense	85,681	77,808	238,098	230,196

Income before income taxes	46,648	45,754	137,392	123,863

Income taxes	8,431	8,837	24,602	21,629

Net income	$38,217	$36,917	$112,790	$102,234

Per common share:
Net income - basic	$2.37	$2.29	$6.99	$6.32
Net income - diluted	$2.35	$2.28	$6.95	$6.29

Weighted average common shares - basic	16,151,640	16,133,310	16,139,335	16,180,261
Weighted average common shares - diluted	16,264,393	16,217,880	16,231,766	16,261,109

Cash dividends declared:
Quarterly dividend	$1.06	$1.05	$3.18	$3.15

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	September 30, 2024	December 31, 2023

Assets

Cash and due from banks	$147,338	$160,477
Money market instruments	54,345	57,791
Investment securities	1,233,297	1,429,144
Loans	7,730,984	7,476,221
Allowance for credit losses	(87,237)	(83,745)
Loans, net	7,643,747	7,392,476
Bank premises and equipment, net	70,939	74,211
Goodwill and other intangible assets	163,320	164,247
Other real estate owned	1,119	983
Other assets	588,944	557,124
Total assets	$9,903,049	$9,836,453

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,516,722	$2,628,234
Interest bearing	5,697,949	5,414,332
Total deposits	8,214,671	8,042,566
Borrowings	306,964	517,329
Other liabilities	142,001	131,265
Total liabilities	$8,663,636	$8,691,160

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at September 30, 2024 and December 31, 2023)	$—	$—
Common shares (No par value; 20,000,000 shares authorized; 17,623,104 shares issued at September 30, 2024 and December 31, 2023)	462,129	463,280
Accumulated other comprehensive loss, net of taxes	(34,684)	(66,191)
Retained earnings	964,008	903,877
Treasury shares (1,471,464 shares at September 30, 2024 and 1,506,625 shares at December 31, 2023)	(152,040)	(155,673)
Total shareholders' equity	$1,239,413	$1,145,293
Total liabilities and shareholders' equity	$9,903,049	$9,836,453

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands)	2024	2023	2024	2023

Assets

Cash and due from banks	$124,825	$146,162	$131,125	$151,735
Money market instruments	147,708	104,754	132,681	181,793
Investment securities	1,242,969	1,737,292	1,298,657	1,773,695
Loans	7,680,657	7,267,476	7,583,833	7,166,863
Allowance for credit losses	(86,623)	(88,522)	(85,367)	(87,511)
Loans, net	7,594,034	7,178,954	7,498,466	7,079,352
Bank premises and equipment, net	71,913	78,483	73,386	80,361
Goodwill and other intangible assets	163,509	164,801	163,820	165,127
Other real estate owned	1,214	1,870	1,230	1,759
Other assets	574,461	552,798	565,950	546,434
Total assets	$9,920,633	$9,965,114	$9,865,315	$9,980,256

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,521,083	$2,748,259	$2,554,232	$2,854,736
Interest bearing	5,765,082	5,634,621	5,678,898	5,540,680
Total deposits	8,286,165	8,382,880	8,233,130	8,395,416
Borrowings	286,763	353,203	320,353	364,384
Other liabilities	137,140	126,354	131,689	125,532
Total liabilities	$8,710,068	$8,862,437	$8,685,172	$8,885,332

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	460,524	460,592	461,193	460,672
Accumulated other comprehensive loss, net of taxes	(60,415)	(97,029)	(67,130)	(94,762)
Retained earnings	962,496	893,124	939,387	877,506
Treasury shares	(152,040)	(154,010)	(153,307)	(148,492)
Total shareholders' equity	$1,210,565	$1,102,677	$1,180,143	$1,094,924
Total liabilities and shareholders' equity	$9,920,633	$9,965,114	$9,865,315	$9,980,256

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2024	2024	2024	2023	2023
(in thousands, except per share data)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Interest income:
Interest and fees on loans	$120,203	$115,318	$111,211	$108,495	$103,258
Interest on debt securities:
Taxable	10,228	10,950	11,899	13,055	13,321
Tax-exempt	1,381	1,382	1,410	2,248	2,900
Other interest income	1,996	1,254	2,120	1,408	1,410
Total interest income	133,808	128,904	126,640	125,206	120,889

Interest expense:
Interest on deposits:
Demand and savings deposits	22,762	20,370	19,855	19,467	20,029
Time deposits	7,073	7,525	7,338	6,267	3,097
Interest on borrowings	2,859	3,172	3,824	4,398	3,494
Total interest expense	32,694	31,067	31,017	30,132	26,620

Net interest income	101,114	97,837	95,623	95,074	94,269

Provision for (recovery of) credit losses	5,315	3,113	2,180	1,809	(1,580)

Net interest income after provision for (recovery of ) credit losses	95,799	94,724	93,443	93,265	95,849

Other income	36,530	28,794	26,200	15,519	27,713

Other expense	85,681	75,189	77,228	79,043	77,808

Income before income taxes	46,648	48,329	42,415	29,741	45,754

Income taxes	8,431	8,960	7,211	5,241	8,837

Net income	$38,217	$39,369	$35,204	$24,500	$36,917

Per common share:
Net income - basic	$2.37	$2.44	$2.18	$1.52	$2.29
Net income - diluted	$2.35	$2.42	$2.17	$1.51	$2.28

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2024	2024	2024	2023	2023
(in thousands)	3rd QTR	2nd QTR	1st QTR	4th QTR	3rd QTR

Other income:
Income from fiduciary activities	$10,615	$10,728	$10,024	$8,943	$9,100
Service charges on deposit accounts	2,362	2,214	2,106	2,054	2,109
Other service income	3,036	2,906	2,524	2,349	2,615
Debit card fee income	6,539	6,580	6,243	6,583	6,652
Bank owned life insurance income	2,057	1,565	2,629	1,373	1,448
ATM fees	471	458	496	517	575
Pension settlement gain	5,783	—	—	—	—
Loss on sale of debt securities, net	—	—	(398)	(7,875)	—
Gain (loss) on equity securities, net	1,557	358	(687)	353	998
Other components of net periodic benefit income	2,204	2,204	2,204	1,893	1,893
Miscellaneous	1,906	1,781	1,059	(671)	2,323
Total other income	$36,530	$28,794	$26,200	$15,519	$27,713

Other expense:
Salaries	$38,370	$35,954	$35,733	$36,192	$34,525
Employee benefits	10,162	9,873	11,560	10,088	10,822
Occupancy expense	3,731	2,975	3,181	3,344	3,203
Furniture and equipment expense	2,571	2,454	2,583	2,824	3,060
Data processing fees	11,764	9,542	8,808	9,605	9,700
Professional fees and services	7,842	6,022	6,817	7,015	7,572
Marketing	1,464	1,164	1,741	1,716	1,197
Insurance	1,640	1,777	1,718	1,708	2,158
Communication	955	1,002	1,036	993	1,135
State tax expense	1,116	1,129	1,110	1,158	1,125
Amortization of intangible assets	287	320	320	334	334
Foundation contributions	2,000	—	—	1,000	—
Miscellaneous	3,779	2,977	2,621	3,066	2,977
Total other expense	$85,681	$75,189	$77,228	$79,043	$77,808

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

				Year ended December 31,
(in thousands, except ratios)	September 30, 2024	June 30, 2024	March 31, 2024	2023	2022	2021	2020	2019

Allowance for credit losses:
Allowance for credit losses, beginning of period	$86,575	$85,084	$83,745	$85,379	$83,197	$85,675	$56,679	$51,512
Cumulative change in accounting principle; adoption of ASU 2022-02 in 2023 and ASU 2016-13 in 2021	—	—	—	383	—	6,090	—	—
Charge-offs	6,554	3,097	3,240	10,863	9,133	5,093	10,304	11,177
Recoveries	1,901	1,475	2,399	5,942	6,758	8,441	27,246	10,173
Net charge-offs (recoveries)	4,653	1,622	841	4,921	2,375	(3,348)	(16,942)	1,004
Provision for (recovery of) credit losses	5,315	3,113	2,180	2,904	4,557	(11,916)	12,054	6,171
Allowance for credit losses, end of period	$87,237	$86,575	$85,084	$83,745	$85,379	$83,197	$85,675	$56,679

General reserve trends:
Allowance for credit losses, end of period	$87,237	$86,575	$85,084	$83,745	$85,379	$83,197	$85,675	$56,679
Allowance on accruing purchased credit deteriorated ("PCD") loans (purchased credit impaired ("PCI") loans for years 2020 and prior)	—	—	—	—	—	—	167	268
Allowance on purchased loans excluded from collectively evaluated loans (for years 2020 and prior)	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	678	—
Specific reserves on individually evaluated loans	2,489	5,311	5,032	4,983	3,566	1,616	5,434	5,230
General reserves on collectively evaluated loans	$84,748	$81,264	$80,052	$78,762	$81,813	$81,581	$79,396	$51,181

Total loans	$7,730,984	$7,664,377	$7,525,005	$7,476,221	$7,141,891	$6,871,122	$7,177,785	$6,501,404
Accruing PCD loans (PCI loans for years 2020 and prior)	2,191	2,420	2,454	2,835	4,653	7,149	11,153	14,331
Purchased loans excluded from collectively evaluated loans (for years 2020 and prior)	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	360,056	548,436
Individually evaluated loans (k)	53,573	54,993	54,742	45,215	78,341	74,502	108,407	77,459
Collectively evaluated loans	$7,675,220	$7,606,964	$7,467,809	$7,428,171	$7,058,897	$6,789,471	$6,698,169	$5,861,178

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans	0.24%	0.09%	0.05%	0.07%	0.03%	(0.05)%	(0.24)%	0.02%
Allowance for credit losses as a % of period end loans	1.13%	1.13%	1.13%	1.12%	1.20%	1.21%	1.19%	0.87%
General reserve as a % of collectively evaluated loans	1.10%	1.07%	1.07%	1.06%	1.16%	1.20%	1.19%	0.87%

Nonperforming assets:
Nonaccrual loans	$67,991	$71,368	$70,189	$60,259	$79,696	$72,722	$117,368	$90,080
Accruing troubled debt restructurings (for years 2022 and prior) (k)	N.A.	N.A.	N.A.	N.A.	20,134	28,323	20,788	21,215
Loans past due 90 days or more	3,550	1,377	1,570	859	1,281	1,607	1,458	2,658
Total nonperforming loans	$71,541	$72,745	$71,759	$61,118	$101,111	$102,652	$139,614	$113,953
Other real estate owned	1,119	1,210	1,674	983	1,354	775	1,431	4,029
Other nonperforming assets	—	—	—	—	—	2,750	3,164	3,599
Total nonperforming assets	$72,660	$73,955	$73,433	$62,101	$102,465	$106,177	$144,209	$121,581
Percentage of nonaccrual loans to period end loans	0.88%	0.93%	0.93%	0.81%	1.12%	1.06%	1.64%	1.39%
Percentage of nonperforming loans to period end loans	0.93%	0.95%	0.95%	0.82%	1.42%	1.49%	1.95%	1.75%
Percentage of nonperforming assets to period end loans	0.94%	0.96%	0.98%	0.83%	1.43%	1.55%	2.01%	1.87%
Percentage of nonperforming assets to period end total assets	0.73%	0.75%	0.74%	0.63%	1.04%	1.11%	1.55%	1.42%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

				Year ended December 31,
(in thousands, except ratios)	September 30, 2024	June 30, 2024	March 31, 2024	2023	2022	2021	2020	2019

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$71,368	$70,189	$60,259	$79,696	$72,722	$117,368	$90,080	$67,954
New nonaccrual loans	14,171	13,180	19,012	48,280	64,918	38,478	103,386	81,009
Resolved nonaccrual loans	17,548	12,001	9,082	67,717	57,944	83,124	76,098	58,883
Nonaccrual loans, end of period	$67,991	$71,368	$70,189	$60,259	$79,696	$72,722	$117,368	$90,080

Individually evaluated commercial loan portfolio information (period end): (k)
Unpaid principal balance	$58,643	$57,184	$57,053	$47,564	$80,116	$75,126	$109,062	$78,178
Prior charge-offs	5,070	2,191	2,311	2,349	1,775	624	655	719
Remaining principal balance	53,573	54,993	54,742	45,215	78,341	74,502	108,407	77,459
Specific reserves	2,489	5,311	5,032	4,983	3,566	1,616	5,434	5,230
Book value, after specific reserves	$51,084	$49,682	$49,710	$40,232	$74,775	$72,886	$102,973	$72,229

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED			NINE MONTHS ENDED
(in thousands, except share and per share data)	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Net interest income	$101,114	$97,837	$94,269	$294,574	$278,039
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	281	271	145	904	509
less interest income on former Vision Bank relationships	9	5	9	16	596
Net interest income - adjusted	$100,824	$97,561	$94,115	$293,654	$276,934

Provision for (recovery of) credit losses	$5,315	$3,113	$(1,580)	$10,608	$1,095
less recoveries on former Vision Bank relationships	(234)	(117)	(40)	(1,304)	(788)
Provision for (recovery of) credit losses - adjusted	$5,549	$3,230	$(1,540)	$11,912	$1,883

Other income	$36,530	$28,794	$27,713	$91,524	$77,115
less loss on sale of debt securities, net	—	—	—	(398)	—
less pension settlement gain	5,783	—	—	5,783	—
less impact of strategic initiatives	—	813	—	658	—
less Vision related gain on the sale of OREO, net	1	(7)	—	115	—
less other service income related to former Vision Bank relationships	—	6	—	13	135
Other income - adjusted	$30,746	$27,982	$27,713	$85,353	$76,980

Other expense	$85,681	$75,189	$77,808	$238,098	$230,196
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	287	320	334	927	989
less Foundation contribution	2,000	—	—	2,000	—
less one-time incentive	1,700	—	—	1,700	—
less building demolition costs	349	—	—	414	—
less direct expenses related to collection of payments on former Vision Bank loan relationships	—	—	—	—	100
Other expense - adjusted	$81,345	$74,869	$77,474	$233,057	$229,107

Tax effect of adjustments to net income identified above (i)	$(414)	$(186)	$29	$(704)	$(197)

Net income - reported	$38,217	$39,369	$36,917	$112,790	$102,234
Net income - adjusted (h)	$36,659	$38,670	$37,028	$110,140	$101,492

Diluted earnings per common share	$2.35	$2.42	$2.28	$6.95	$6.29
Diluted earnings per common share, adjusted (h)	$2.25	$2.38	$2.28	$6.79	$6.24

Annualized return on average assets (a)(b)	1.53%	1.61%	1.47%	1.53%	1.37%
Annualized return on average assets, adjusted (a)(b)(h)	1.47%	1.59%	1.47%	1.49%	1.36%

Annualized return on average tangible assets (a)(b)(e)	1.56%	1.64%	1.49%	1.55%	1.39%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.49%	1.61%	1.50%	1.52%	1.38%

Annualized return on average shareholders' equity (a)(b)	12.56%	13.52%	13.28%	12.77%	12.48%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	12.05%	13.28%	13.32%	12.47%	12.39%

Annualized return on average tangible equity (a)(b)(c)	14.52%	15.72%	15.62%	14.82%	14.70%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	13.93%	15.44%	15.66%	14.48%	14.59%

Efficiency ratio (g)	61.98%	59.09%	63.25%	61.38%	64.29%
Efficiency ratio, adjusted (g)(h)	61.55%	59.35%	63.05%	61.20%	64.21%

Annualized net interest margin (g)	4.45%	4.39%	4.12%	4.37%	4.09%
Annualized net interest margin, adjusted (g)(h)	4.43%	4.38%	4.11%	4.36%	4.07%
Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended September 30, 2024, June 30, 2024, and September 30, 2023 and the nine months ended September 30, 2024 and September 30, 2023, as appropriate
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
AVERAGE SHAREHOLDERS' EQUITY	$1,210,565	$1,171,347	$1,102,677	$1,180,143	$1,094,924
Less: Average goodwill and other intangible assets	163,509	163,816	164,801	163,820	165,127
AVERAGE TANGIBLE EQUITY	$1,047,056	$1,007,531	$937,876	$1,016,323	$929,797

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	September 30, 2024	June 30, 2024	September 30, 2023
TOTAL SHAREHOLDERS' EQUITY	$1,239,413	$1,183,257	$1,085,564
Less: Goodwill and other intangible assets	163,320	163,607	164,581
TANGIBLE EQUITY	$1,076,093	$1,019,650	$920,983

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
AVERAGE ASSETS	$9,920,633	$9,811,326	$9,965,114	$9,865,315	$9,980,256
Less: Average goodwill and other intangible assets	163,509	163,816	164,801	163,820	165,127
AVERAGE TANGIBLE ASSETS	$9,757,124	$9,647,510	$9,800,313	$9,701,495	$9,815,129

(f) Tangible equity divided by tangible assets. Tangible assets equal total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	September 30, 2024	June 30, 2024	September 30, 2023
TOTAL ASSETS	$9,903,049	$9,919,783	$10,000,914
Less: Goodwill and other intangible assets	163,320	163,607	164,581
TANGIBLE ASSETS	$9,739,729	$9,756,176	$9,836,333

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets, in each case during the applicable period.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Interest income	$133,808	$128,904	$120,889	$389,352	$346,464
Fully taxable equivalent adjustment	594	605	1,042	1,815	2,888
Fully taxable equivalent interest income	$134,402	$129,509	$121,931	$391,167	$349,352
Interest expense	32,694	31,067	26,620	94,778	68,425
Fully taxable equivalent net interest income	$101,708	$98,442	$95,311	$296,389	$280,927

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, provision for credit losses, other income, other expense and tax effect of adjustments to net income.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) Pre-tax, pre-provision ("PTPP") net income is calculated as net income, plus income taxes, plus the provision for credit losses, in each case during the applicable period. PTPP net income is a common industry metric utilized in capital analysis and review. PTPP is used to assess the operating performance of Park while excluding the impact of the provision for credit losses.

RECONCILIATION OF PRE-TAX, PRE-PROVISION NET INCOME
	THREE MONTHS ENDED			NINE MONTHS ENDED
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Net income	$38,217	$39,369	$36,917	$112,790	$102,234
Plus: Income taxes	8,431	8,960	8,837	24,602	21,629
Plus: Provision for (recovery of) credit losses	5,315	3,113	(1,580)	10,608	1,095
Pre-tax, pre-provision net income	$51,963	$51,442	$44,174	$148,000	$124,958

(k) Effective January 1, 2023, Park adopted Accounting Standards Update ("ASU") 2022-02. Among other things, this ASU eliminated the concept of troubled debt restructurings ("TDRs"). As a result of the adoption of this ASU and elimination of the concept of TDRs, total nonperforming loans ("NPLs") and total nonperforming assets ("NPAs") each decreased by $20.1 million effective January 1, 2023. Additionally, as a result of the adoption of this ASU, individually evaluated loans decreased by $11.5 million effective January 1, 2023.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com